                        Prudential MEDLEY Program


                               [GRAPHIC]



























                    Semi-Annual Report to Participants

                                June 30, 2002


The MEDLEY Program is a variable group
annuity insurance product issued by The
Prudential Insurance Company of America,
Newark, NJ and distributed by Prudential
Investment Management Services LLC (PIMS),
Three Gateway Center, 14th Floor, Newark,
NJ 07102-4077. PIMS is a Prudential company.
Prudential Financial is a service mark of
Prudential, Newark, NJ and its affiliates.                      [LOGO]
                                                         Prudential Financial

================================================================================
                              PERFORMANCE RESULTS
================================================================================

MEDLEY PROGRAM
FOR PERIODS ENDING JUNE 30, 2002

                            MEDLEY VARIABLE ACCOUNTS

                                                                AVERAGE ANNUAL TOTAL RETURN
                                                           ------------------------------------
                                                  Year to    One       Three     Five      Ten
                                                   Date      Year      Year      Year      Year
TABLE 1
MONEY MARKET
  MEDLEY Money Market Account (VCA-11)/1/          0.51%     1.71%     3.95%     4.23%     4.07%
  The 7-day current yield as of   is 0.96%

FIXED INCOME
  MEDLEY Diversified Bond Account (VCA-24)         1.07%     2.32%     5.55%     4.95%     5.99%
  MEDLEY Government Income Account (VCA-24)/2/     4.01%     9.61%     7.50%     6.80%     6.53%

MANAGED
  MEDLEY Conservative Balanced Account (VCA-24)   -6.35%    -7.71%    -2.77%     2.05%     5.98%
  MEDLEY Flexible Managed Account (VCA-24)        -7.43%   -10.81%    -5.12%     1.15%     6.90%

COMMON STOCK
  MEDLEY Stock Index Account (VCA-24)            -13.58%   -18.77%    -9.94%     2.71%    10.30%
  MEDLEY Capital Growth Account (VCA-10)         -13.16%   -19.45%    -8.57%    -1.25%     8.69%
  MEDLEY Equity Account (VCA-24)                 -12.09%   -17.61%    -8.33%     1.06%     9.15%
  MEDLEY Global Account (VCA-24)/3/              -14.02%   -22.74%    -8.20%    -0.26%     6.88%

The results shown in Table 1 are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any deferred sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.

                                                                AVERAGE ANNUAL TOTAL RETURN
                                                           ------------------------------------
                                                  Year to    One       Three     Five      Ten
                                                   Date      Year      Year      Year      Year
TABLE 2
MONEY MARKET

MEDLEY Money Market Account (VCA-11)/1/           -6.58%    -4.38%     2.62%     3.81%     4.01%
The 7-day current yield as of 06/30/2002 is 0.96%

FIXED INCOME
MEDLEY Diversified Bond Account (VCA-24)          -5.96%    -3.71%     4.32%     4.60%     5.98%
MEDLEY Government Income Account (VCA-24)/2/      -2.99%     3.61%     6.33%     6.49%     6.52%

MANAGED
MEDLEY Conservative Balanced Account (VCA-24)    -13.41%   -13.77%    -4.27%     1.63%     5.95%
MEDLEY Flexible Managed Account (VCA-24)         -14.48%   -16.85%    -6.68%     0.72%     6.88%

COMMON STOCK
MEDLEY Stock Index Account (VCA-24)              -20.68%   -24.87%   -11.75%     2.26%    10.25%
MEDLEY Capital Growth Account (VCA-10)           -20.39%   -25.68%   -10.48%    -1.93%     8.58%
MEDLEY Equity Account (VCA-24)                   -19.22%   -23.74%   -10.11%     0.55%     9.09%
MEDLEY Global Account (VCA-24)/3/                -21.02%   -28.75%    -9.81%    -0.68%     6.88%

The results shown in Table 2 are calculated in the same manner as Table 1 and in addition reflect the deduction of the following maximum deferred sales charges:
"1 Year", 6%; "3 Years", 4%; "5 Years", 2%; and "10 Year or Since Inception", 0%. The performance results also reflect the impact of the $30 annual contract fee under The MEDLEY Program. Past performance cannot guarantee comparable future results.

The MEDLEY Program is no longer open to new contributions.

M2-A
INST-20010702-A007020

[LOGO] Prudential Financial

                        FOOTNOTES FOR PERFORMANCE REPORT

1. For current yields on the MEDLEY Money Market Account, please call 1-800-458-6333. An investment in a money market account is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Account will be able to maintain a stable unit value. It is possible to lose money by investing in the Account. The yield quotation more closely reflects the current earnings of the Account than the total return quotation.

2.   Units of this Account are neither issued nor guaranteed by the U.S.
     Government.

3. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes. This may result in greater share price volatility.

Historical investment results are shown for each of the accounts that are included in your plan. The performance information represents past performance. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

Investment in an account involves various risks which are more fully described in The MEDLEY Program prospectus. For more complete information about The MEDLEY Program, including management fees and expenses, please call 1-800-458-6333 to obtain a free prospectus. Please read it carefully before you invest.

The MEDLEY Program is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ.

The MEDLEY Program is offered through Prudential Investment Management Services LLC (PIMS), Three Gateway Center, Newark, NJ 07102-4077. Prudential Insurance Company of America and PIMS are Prudential Financial companies. Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ and its affiliates.

Ed 06/30/2002

The Prudential Series Fund, Inc.              Semiannual Report    June 30, 2002
Table of Contents

Letter to Contract Owners

VCA-10 CAPITAL GROWTH ACCOUNT
   Financial Statements

VCA-11 MONEY MARKET ACCOUNT
   Financial Statements

THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS VCA-24
   Conservative Balanced Portfolio
   Diversified Bond Portfolio
   Equity Portfolio
   Flexible Managed Portfolio
   Global Portfolio
   Government Income Portfolio
   Stock Index Portfolio

THE PRUDENTIAL SERIES FUND, INC.
   A1 Financial Statements
   B1 Schedule of Investments
   C1 Notes to Financial Statements
   D1 Financial Highlights
   E1 Board of Directors



This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10). The Prudential Variable Contract Account-11 (VCA-11) and The Prudential Variable Contract Account-24 (VCA-24), The MEDLEY, VCA-10, VCA-11 and VCA-24 are distributed by Prudential Investment Management Services LLC, a subsidiary of The Prudential Insurance Company of America. VCA-10, VCA-11 and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, Newark, NJ.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund, Inc.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of December 31, 2001, please call the telephone number on the back of this report.

The Prudential Series Fund, Inc.              Semiannual Report    June 30, 2002

Letter to Contract Owners

.. DEAR CONTRACT OWNER,

This semiannual report reviews the investment strategies and performance of the portfolios available in the Medley Program.

.. A TOUGH ENVIRONMENT FOR INVESTORS

The first six months of 2002 were the most difficult market conditions for investors in a generation. The U.S. stock markets remained unsettled as the threat of terrorism, uncertainty about profit forecasts, and a string of accounting and corporate governance issues took their toll, and the period ended on a declining note.

.. CONFIDENCE IN OUR FINANCIAL MARKETS

It is in the interest of all business leaders, particularly those in investment-related firms, to help restore and maintain confidence in our financial markets. Despite the damage done by the poor judgment of some corporate officers, there remain many good, well-managed companies producing quality products and services in an atmosphere of honest competition. We continue to believe that investing in these companies through your contract is not only an investment in the strength of our economy, but also offers the best potential for reaching your financial goals.

.. STAY FOCUSED ON YOUR LONG-TERM GOALS

We recommend that individual investors stay focused on their goals, time horizons, and tolerance for price fluctuations, and try not to be distracted by these passing events. Regardless of their place in history, they are not necessarily relevant to the decisions you make to secure your financial future.

If you are uncertain about your long-term investment strategy, we recommend that you seek the guidance of your financial professional. This is an ideal time to review and confirm your strategy, or make adjustments if necessary. Thank you for your continued confidence in the Prudential Series Fund, Inc.

Sincerely,

/S/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.
The Prudential Variable Contract Accounts VCA-10 & VCA-11          July 31, 2002

[PHOTO]

CHAIRMAN
DAVID R. ODENATH, JR.

We recommend that individual
investors stay focused on their
goals, time horizons, and tolerance
for price fluctuations, and try not
to be distracted by these passing
events. Regardless of their place in
history, they are not necessarily
relevant to the decisions you make
to secure your financial future.

================================================================================
The Prudential Medley Program                  Semi-Annual Report  June 30, 2002

VCA-10 Capital Growth Account
================================================================================

MANAGED BY
David Kiefer

Our recent investment decisions had a value bias, which helped slow the Fund's decline. Stocks now carry an imbalanced risk/reward profile; bad news sends a stock into free fall, while beating or meeting consensus estimates may earn only meager returns. However, as long-term investors, it is precisely at these moments that we find buying opportunities. Though we have been somewhat conservative over the past year, we are eager to give the portfolio more of a growth emphasis. The depressed markets have produced stocks that have both value and growth characteristics, an opportunity that our style-blended portfolio is particularly well-suited to exploit.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                      Six/4/
Average Annual Returns               Months    1-Year   3-Year   5-Year  10-Year

Capital Growth Acct. (VCA-10)/1/     13.16%    19.45%   -8.57%   -1.25%    8.69%
S&P 500/2/                          -13.15%   -17.98%   -9.17%    3.67%   11.42%
Lipper Multi-Cap Value Fund Avg/3/   -7.91%   -10.19%   -0.80%    5.81%   11.88%
--------------------------------------------------------------------------------
Capital Growth Account inception date: 8/82

The Portfolio's -13.16% return is almost in line with the steeply declining S&P 500 index. The Portfolio avoided or underweighted several very large poor performers, focusing instead on firms producing commodities or delivering services.

PERFORMANCE REVIEW

Gold stocks were among the largest contributors to return, while producers of copper and forest products also made positive contributions. The Portfolio's holdings in healthcare managers such as WellPoint Health and Health Net benefited from improved pricing and industry consolidation. However, clinical and regulatory setbacks caused sharp drops in biotechnology and drug stocks. The Federal Drug Administration (FDA) appears to have raised the bar for new drugs. Research-oriented drug companies were among the Portfolio's worst performers, particularly the biotech firm Sepracor. The Portfolio had solid gains on the defense contractors Northrop Grumman and Raytheon.

The Portfolio's largest detractors after Sepracor were El Paso, brought down because its business was similar to Enron's, and the supplier of outsourced customer relations services Convergys. Technology companies whose businesses included enterprise-level large-scale projects, such as IBM and Microsoft, suffered from their customers' willingness to commit to large technology projects before their own earnings recovered. Telecommunications and media companies also were among the Portfolio's detractors.


$10,000 INVESTED OVER 10 YEARS

[CHART]

                  VCA-10
             Growth of $10,000
            6/30/92 to 6/30/02


        Returns          Index
6/30/1992                 10,000.00
9/30/1992     2.36        10,236.00
12/31/1992    8.50        11,106.06
3/31/1993     8.57        12,057.85
6/30/1993     2.44        12,352.06
9/30/1993     6.92        13,206.82
12/31/1993    2.06        13,478.88
3/31/1994    (3.77)       12,970.73
6/30/1994     1.12        13,116.00
9/30/1994     5.79        13,875.42
12/31/1994   (2.78)       13,489.68
3/31/1995     6.45        14,359.77
6/30/1995     5.45        15,142.37
9/30/1995     9.25        16,543.04
12/31/1995    2.97        17,034.37
3/31/1996     8.81        18,535.10
6/30/1996     1.33        18,781.62
9/30/1996     3.97        19,527.25
12/31/1996    9.74        21,429.20
3/31/1997    (0.29)       21,367.06
6/30/1997    14.69        24,505.88
9/30/1997    14.25        27,997.96
12/31/1997    0.54        28,149.15
3/31/1998    12.66        31,712.84
6/30/1998    (3.40)       30,634.60
9/30/1998   (21.26)       24,121.68
12/31/1998   13.07        27,274.39
3/31/1999     4.69        28,553.56
6/30/1999    10.39        31,520.27
9/30/1999   (13.26)       27,340.68
12/31/1999    4.85        28,666.71
3/31/2000     0.93        28,933.31
6/30/2000    (1.33)       28,548.49
9/30/2000     5.28        30,055.85
12/31/2000    3.11        30,990.59
3/31/2001    (7.31)       28,725.18
6/30/2001     4.11        29,905.78
9/30/2001   (16.35)       25,016.19
12/31/2001   10.89        27,740.45
3/31/2002     0.33        27,831.99
6/30/2002   (13.43)       24,094.16

Source: Prudential Financial
Returns provided by David Cooley, Nick Joseph, Robert Stein & Donna Castellano


                       Benchmarks
                   Growth of $10,000
                   6/30/92 to 6/30/02

               Lipper Multi-Cap     S & P 500
                 Value Funds      Mnthly Reinv

6/30/1992         10,000.00         10,000.00
9/30/1992         10,264.90         10,315.42
12/31/1992        10,951.91         10,833.60
3/31/1993         11,585.24         11,306.40
6/30/1993         11,794.53         11,360.59
9/30/1993         12,253.84         11,653.16
12/31/1993        12,607.07         11,923.12
3/31/1994         12,292.40         11,471.77
6/30/1994         12,302.18         11,519.70
9/30/1994         12,843.08         12,081.77
12/31/1994        12,569.47         12,079.74
3/31/1995         13,623.37         13,254.60
6/30/1995         14,779.47         14,518.13
9/30/1995         15,883.64         15,671.03
12/31/1995        16,474.40         16,613.71
3/31/1996         17,371.00         17,505.25
6/30/1996         17,866.11         18,289.89
9/30/1996         18,351.45         18,855.44
12/31/1996        19,867.32         20,425.74
3/31/1997         20,192.14         20,974.53
6/30/1997         23,004.43         24,632.87
9/30/1997         25,497.81         26,477.80
12/31/1997        25,493.40         27,237.92
3/31/1998         28,385.17         31,034.63
6/30/1998         28,100.38         32,065.01
9/30/1998         24,085.67         28,882.72
12/31/1998        28,099.10         35,027.66
3/31/1999         28,247.53         36,772.14
6/30/1999         31,408.97         39,359.30
9/30/1999         28,488.09         36,907.89
12/31/1999        30,768.56         42,395.11
3/31/2000         31,399.08         43,366.04
6/30/2000         30,944.31         42,214.21
9/30/2000         32,699.32         41,805.09
12/31/2000        33,976.95         38,536.39
3/31/2001         32,885.98         33,970.50
6/30/2001         35,033.19         35,957.20
9/30/2001         30,707.13         30,681.50
12/31/2001        34,226.70         33,959.77
3/31/2002         35,159.77         34,053.38
6/30/2002         31,362.14         29,493.75

Cumulative Return
6/30/92 to 6/30/02      213.62            194.94

Source: Lipper, Inc.
Run Date: July 9, 2002

/1/The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.
   Source: Prudential

   Investment return and principal value of the Account will fluctuate resulting in a value which may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

/2/The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance. Investors cannot invest directly in an index.

/3/The Lipper Variable Insurance Products (VIP) Growth Average is calculated by
   Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/4/Six month returns are not annualized.

                            FINANCIAL STATEMENTS OF
                                     VCA-10
                      STATEMENT OF NET ASSETS (Unaudited)
       June 30, 2002

LONG-TERM INVESTMENTS -- 95.4%                           Value
COMMON STOCKS                             Shares       (Note 2)
                                         ---------   -------------
Aerospace/Defence -- 3.6%
  Northrop Grumman Corp................     44,800   $   5,600,000
  Raytheon Co..........................     92,900       3,785,675
                                                     -------------
                                                         9,385,675
                                                     -------------
Automotive -- 0.6%
  Harley-Davidson, Inc.................     28,500       1,461,195
                                                     -------------
Banking & Financial Services -- 4.6%
  Bank One Corp........................    116,600       4,486,768
  Charter One Financial, Inc...........     42,900       1,474,902
  Citigroup, Inc.......................    104,430       4,046,663
  MBNA Corp............................     62,000       2,050,340
                                                     -------------
                                                        12,058,673
                                                     -------------
Biotechnology -- 0.4%
  MedImmune, Inc.(a)...................     43,600       1,151,040
                                                     -------------
Chemicals -- 0.6%
  Agrium, Inc..........................    164,900       1,550,060
                                                     -------------
Commercial Services -- 1.0%
  Convergys Corp.(a)...................    131,000       2,551,880
                                                     -------------
Computer Hardware -- 1.7%
  Hewlett-Packard Co...................    287,130       4,387,346
                                                     -------------
Computer Software & Services -- 3.6%
  Adobe Systems, Inc...................     21,000         598,500
  EMC Corp.............................    184,300       1,391,465
  Microsoft Corp.(a)...................    137,600       7,446,912
                                                     -------------
                                                         9,436,877
                                                     -------------
Containers & Packaging -- 1.5%
  Temple-Inland, Inc...................     68,400       3,957,624
                                                     -------------
Diversified Industries -- 1.9%
  3M Co................................     40,400       4,969,200
                                                     -------------
Diversified Telecommunication Services -- 4.6%
  AT&T Corp............................    364,900       3,904,430
  BellSouth Corp.......................    175,600       5,531,400
  SBC Communications, Inc..............     88,400       2,696,200
                                                     -------------
                                                        12,132,030
                                                     -------------
Electronics -- 2.0%
  Micron Technology, Inc.(a)...........     63,700       1,288,014
  Texas Instruments, Inc...............    170,700       4,045,590
                                                     -------------
                                                         5,333,604
                                                     -------------
Energy Equipment & Services -- 4.2%
  Baker Hughes, Inc....................    139,500       4,643,955
  BJ Services Co.(a)...................     87,100       2,950,948
  Weatherford International Ltd.(a)....     79,800       3,447,360
                                                     -------------
                                                        11,042,263
                                                     -------------
Food & Beverage -- 2.5%
  PepsiCo, Inc.........................    133,400       6,429,880
                                                     -------------
Healthcare -- 4.3%
  CIGNA Corp...........................     62,000       6,040,040
  WellPoint Health Networks, Inc.(a)...     66,600       5,182,146
                                                     -------------
                                                        11,222,186
                                                     -------------
COMMON STOCKS                                            Value
(Continued)                               Shares       (Note 2)
                                         ---------   -------------
Hotels & Leisure -- 1.2%
  Marriott International, Inc.
    --Cl. A............................     46,900   $   1,784,545
  USA Interactive(a)...................     54,500       1,278,025
                                                     -------------
                                                         3,062,570
                                                     -------------
Insurance -- 8.8%
  American International Group, Inc....     91,500       6,243,045
  Lincoln National Corp................     38,500       1,617,000
  Loews Corp...........................    104,800       5,627,760
  The Hartford Financial Services
    Group, Inc.........................     74,800       4,448,356
  XL Capital Ltd.--Cl. A (Bermuda).....     60,014       5,083,186
                                                     -------------
                                                        23,019,347
                                                     -------------
Media -- 5.5%
  AOL Time Warner, Inc.(a).............    114,300       1,681,353
  Knight-Ridder, Inc...................     18,000       1,133,100
  Liberty Media Corp. -- Cl. A(a)......    354,300       3,365,850
  The New York Times Co.--Cl. A........     76,000       3,914,000
  Viacom, Inc.--Cl. B(a)...............     97,200       4,312,764
                                                     -------------
                                                        14,407,067
                                                     -------------
Metals & Mining -- 7.9%
  Alcoa, Inc...........................    138,100       4,578,015
  Companhia Vale do Rio
    Doce -- ADR (Brazil)(a)............    139,900       3,871,033
  Freeport-McMoRan Cooper &
    Gold, Inc.--Cl. B(a)...............    388,500       6,934,725
  Newmont Mining Corp..................    201,000       5,292,330
  The Carbide/Graphite Group,
    Inc.(a)............................    323,100              32
                                                     -------------
                                                        20,676,135
                                                     -------------
Office Equipment & Supplies -- 0.7%
  Xerox Corp.(a).......................    281,900       1,964,843
                                                     -------------
Oil & Gas Exploration & Production -- 7.9%
  Amerada Hess Corp....................     53,100       4,380,750
  Anadarko Petroleum Corp..............     61,800       3,046,740
  Conoco, Inc..........................    122,800       3,413,840
  Kerr-McGee Corp......................     55,037       2,947,232
  Phillips Petroleum Co................     34,600       2,037,248
  Transocean, Inc......................    155,700       4,850,055
                                                     -------------
                                                        20,675,865
                                                     -------------
Paper & Forest Products -- 2.1%
  International Paper Co...............     64,900       2,828,342
  Weyerhaeuser Co......................     41,700       2,662,545
                                                     -------------
                                                         5,490,887
                                                     -------------
Pharmaceuticals -- 9.1%
  Abbott Laboratories..................    111,085       4,182,350
  Eli Lilly & Co.......................     28,200       1,590,480
  Johnson & Johnson....................     55,400       2,895,204
  Pfizer, Inc..........................    105,700       3,699,500
  Pharmacia Corp.......................    101,600       3,804,920
  Sepracor, Inc.(a)....................    119,900       1,145,045
  Wyeth................................    125,800       6,440,960
                                                     -------------
                                                        23,758,459
                                                     -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                                     VCA-10
                      STATEMENT OF NET ASSETS (Unaudited)
       June 30, 2002

COMMON STOCKS                                            Value
(Continued)                               Shares       (Note 2)
                                         ---------   -------------
Retail -- 4.1%
  Circuit City Stores, Inc..............   124,000   $   2,325,000
  Costco Wholesale Corp.(a).............    81,000       3,128,220
  Wal-Mart Stores, Inc..................    96,300       5,297,463
                                                     -------------
                                                        10,750,683
                                                     -------------
Restaurants -- 2.5%
  Darden Restaurants, Inc...............   211,350       5,220,345
  McDonald's Corp.......................    44,300       1,260,335
                                                     -------------
                                                         6,480,680
                                                     -------------
Semiconductors -- 1.1%
  Applied Materials, Inc.(a)............    96,000       1,825,920
  KLA-Tencor Corp.(a)...................    11,000         483,890
  Novellus Systems, Inc.(a).............    13,900         472,600
                                                     -------------
                                                         2,782,410
                                                     -------------
Telecommunications Equipment -- 2.2%
  Motorola, Inc.........................   244,100       3,519,922
  Nokia Oyj-ADR (Finland)...............   157,600       2,282,048
                                                     -------------
                                                         5,801,970
                                                     -------------
Tobacco -- 2.1%
  Philip Morris Co., Inc................   122,700       5,359,536
                                                     -------------
Utilities -- 2.0%
  El Paso Corp..........................   107,258       2,210,587
  FirstEnergy Corp......................    87,700       2,927,426
                                                     -------------
                                                         5,138,013
                                                     -------------
Wireless Telecommunication Services -- 1.1%
  AT&T Wireless Services, Inc.(a).......   412,600       2,413,710
  Sprint Corp.-PCS Group(a).............   106,400         475,608
                                                     -------------
                                                         2,889,318
                                                     -------------
TOTAL LONG-TERM INVESTMENTS
  (cost: $253,502,886)..................               249,327,316
                                                     -------------
                                         Principal
SHORT-TERM                                Amount         Value
INVESTMENTS -- 5.0%                        (000)       (Note 2)
                                         ---------   -------------
Commercial Paper
  American Express Financial Corp.,
    1.97%, 7/1/02....................... $  11,774   $  11,774,000
  International Business Machines
    Corp., 1.90%, 7/1/02................     1,398       1,398,000
                                                     -------------
TOTAL SHORT-TERM INVESTMENTS
  (cost: $13,172,000)...................                13,172,000
                                                     -------------
TOTAL INVESTMENTS -- 100.4%
  (cost: $266,674,886)..................               262,499,316
                                                     -------------
OTHER ASSETS, LESS LIABILITIES
  Cash..................................                       681
  Dividends and Interest Receivable.....                   258,999
  Payable for Investments Purchased.....                  (989,365)
  Payable for Pending Capital
    Transactions........................                  (400,653)
                                                     -------------
LIABILITIES IN EXCESS OF OTHER
ASSETS -- (0.4)%........................                (1,130,338)
                                                     -------------
NET ASSETS -- 100%......................               261,368,978
                                                     -------------
                                                     -------------
NET ASSETS, representing:
  Equity of Participants --
    45,376,656 Accumulation Units at an
    Accumulation Unit Value of $5.7329..               260,153,045
  Equity of The Prudential Insurance
    Company of America..................                 1,215,933
                                                     -------------
                                                     $ 261,368,978
                                                     -------------
                                                     -------------

The following abbreviations are used in portfolio descriptions:
    ADR      American Depository Receipt
    Oyj      Julkinen Osakeyhtio (Finnish Corporation)

(a) Non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                                     VCA-10
                      STATEMENT OF OPERATIONS (Unaudited)
                         Six Months Ended June 30, 2002

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends (net of $6,218 foreign withholding
 tax).............................................         $  1,570,090
 Interest.........................................              114,899
--------------------------------------------------------------------------------
   Total Income...................................            1,684,989
--------------------------------------------------------------------------------
EXPENSES
 Fees Charged to Participants for Investment
 Management Fee...................................              353,886
 Fees Charged to Participants for Administrative
 Expenses.........................................            1,063,041
--------------------------------------------------------------------------------
   Total Expenses.................................            1,416,927
--------------------------------------------------------------------------------
NET INVESTMENT INCOME.............................              268,062
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Realized Loss on Investment Transactions.........          (15,290,167)
 Decrease in Unrealized Depreciation on
 Investments......................................          (24,536,456)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS...........................          (39,826,623)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................         $(39,558,561)
--------------------------------------------------------------------------------

                 STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                           Six Months                 Year
                                                              Ended                   Ended
                                                          June 30, 2002         December 31, 2001
-------------------------------------------------------------------------------------------------------
NET OPERATIONS
 Net Investment Income............................        $     268,062           $   1,333,917
 Net Realized Loss on Investments.................          (15,290,167)            (26,041,331)
 Decrease In Unrealized Depreciation on
 Investments......................................          (24,536,456)            (12,245,679)
-------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................          (39,558,561)            (36,953,093)
-------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
 Purchase Payments and Transfers In...............           23,931,588              19,474,568
 Withdrawals and Transfers Out....................          (17,819,146)            (61,144,411)
 Annual Account Charges Deducted from
 Participants' Accounts...........................               (7,259)                (66,645)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CAPITAL TRANSACTIONS.........................            6,105,183             (41,736,488)
-------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS
TRANSFERS.........................................              (34,951)                (67,523)
-------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS......................          (33,488,329)            (78,757,104)
-------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of period..............................          294,857,307             373,614,411
-------------------------------------------------------------------------------------------------------
 End of period....................................        $ 261,368,978           $ 294,857,307
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL HIGHLIGHTS FOR
                                     VCA-10
         INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT* (Unaudited)
          (For an Accumulation Unit outstanding throughout the period)



                                  Six Months Ended June 30,              Year Ended December 31,
------------------------------------------------------------------------------------------------------------
                                2002          2001        2000         1999           1998         1997
------------------------------------------------------------------------------------------------------------
Investment Income.......... $   .0368    $    .0963    $   .1108    $   .1232    $   .0956    $   .0757
------------------------------------------------------------------------------------------------------------
Expenses
 For investment
 management fee............    (.0079)       (.0172)      (.0173)      (.0172)      (.0177)      (.0154)
 For administrative
 expenses..................    (.0236)       (.0511)      (.0515)      (.0513)      (.0530)      (.0461)
------------------------------------------------------------------------------------------------------------
Net Investment Income......     .0053         .0280        .0420        .0547        .0249        .0142
------------------------------------------------------------------------------------------------------------
Capital Changes
 Net realized gain (loss)
   on investments..........    (.3358)       (.5812)       .4789        .2537        .8002       1.2761
 Net change in unrealized
   appreciation
   (depreciation) on
   investments.............    (.5384)       (.2203)       .0322       (.2814)     (1.0426)       .3841
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)
 in Unit Accumulation
 Value.....................    (.8689)       (.7735)       .5531        .0270       (.2175)      1.6744
------------------------------------------------------------------------------------------------------------
Accumulation Unit Value
 Beginning of period.......    6.6018        7.3753       6.8222       6.7952       7.0127       5.3383
 End of period............. $  5.7329    $   6.6018    $  7.3753    $  6.8222    $  6.7952    $  7.0127
------------------------------------------------------------------------------------------------------------
Total Return**.............    (13.16)%      (10.49)%       8.10%         .40%       (3.10)%      31.37%
------------------------------------------------------------------------------------------------------------
Ratio of Expenses To
 Average Net Assets***.....      1.00%D        1.00%        1.00%        1.00%        1.00%        1.00%
------------------------------------------------------------------------------------------------------------
Ratio of Net Investment
 Income To Average Net
 Assets***.................       .17%D         .40%         .60%         .79%         .36%         .24%
------------------------------------------------------------------------------------------------------------
Portfolio Turnover
Rate.......................        38%           79%          77%          82%          49%          47%
------------------------------------------------------------------------------------------------------------
Number of Units
Outstanding
 For Participants at end
   of period
   (000's omitted).........    45,377        44,444       50,430       63,330       80,431       83,261
------------------------------------------------------------------------------------------------------------

    *  Calculated by accumulating the actual per unit amounts daily.
   **  Total return does not consider the effects of sales loads.
       Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported. Total returns for periods less than one year are not annualized.
  ***  These calculations exclude Prudential's equity in VCA-10.
    D  Annualized.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                                     VCA-10
                                  (Unaudited)

Note 1: General
The Prudential Variable Contract Account-10 (VCA-10 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America ('Prudential') under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers ('Contract-holders') in making retirement arrangements on behalf of their employees ('Participants'). The investment objective of the Account is long-term growth of capital. The Account's investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

Note 2: Summary of Significant Accounting Policies

Securities Valuation:

     Equity Securities Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the New York Stock Exchange or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to the Account's valuation procedures.

     Fixed Income Securities Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

     Short-Term Investments Short-term investments which mature in more than 60 days are valued based on current market quotations. Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income and realized and unrealized gain (losses) (other than administrative fees) are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

Note 3: Agreements
The Account has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison').

The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Account. PI pays for the services of Jennison.

A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant's equity in VCA-10, is charged to the Account. Up to three quarters of the charge (0.75%) paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a Contract.

Prudential, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by canceling Units.

A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. For the six months ended June 30, 2002 and the year ended December 31, 2001, Prudential has advised the Account that it has received deferred sales charges of $2,202 and $6,574 respectively, imposed upon certain withdrawals from the Account.

Note 4: Purchases and Sales of Portfolio Securities
For the six months ended June 30, 2002, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $105,941,335 and $113,895,920, respectively.

Note 5: Unit Transactions
The number of Accumulation Units issued and redeemed for the six months ended June 30, 2002 and the year ended December 31, 2001 are as follows:

                                Six Months
                                   Ended              Year Ended
                               June 30, 2002       December 31, 2001
--------------------------------------------------------------------
Units issued                      3,741,452             2,809,229
--------------------------------------------------------------------
Units redeemed                   (2,808,979)           (8,795,051)
--------------------------------------------------------------------
Net increase (decrease)             932,473            (5,985,822)
--------------------------------------------------------------------

Note 6: Net Increase (Decrease) In Net Assets Resulting from Surplus Transfers The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/(reductions) from Prudential's investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

Note 7: Participant Loans
Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the six months ended June 30, 2002, $591,093 in participant loans were withdrawn from VCA-10 and $277,831 of principal and interest was repaid to VCA-10. For the year ended December 31, 2001, $1,546,947 in participant loans were withdrawn from VCA-10 and $773,171 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the six months ended June 30, 2002, Prudential has advised the Account that it received $6,638 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

================================================================================
The Prudential Medley Program               Semi-Annual Report     June 30, 2002

VCA-11 Money Market Account
================================================================================

MANAGED BY
Aimee Landes and Joseph Tully

"With short-term interest rates hovering at such low levels in the United States, we believe the next major move by money market yields will be to head higher. However, there remains much uncertainty regarding the timing of such a move. For example, there is little chance the Federal Reserve (the Fed) will tighten monetary policy while stock markets are weak."

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                                  Six/3/
Average Annual Returns            Months    1-Year    3-Year    5-Year   10-Year

Money Market Acct. (VCA-11)/1/     0.51%     1.71%     3.95%     4.23%     4.07%
Salomon Brothers T-Bills/2/        0.88%     2.46%     4.46%     4.66%     4.59%
--------------------------------------------------------------------------------
Money Market Account inception date: 8/82

The Account returned 0.51% in the first half of 2002 versus a 0.88% return reported by it's benchmark, the Salomon Brothers Three-Month Treasury Bill Index. On June 30, 2002, the Account's seven-day current yield was 0.96%, down from 1.32% on December 31, 2001.

PERFORMANCE REVIEW
Early in our six-month reporting period, the Fed indicated that it had finished its campaign to ease monetary policy by leaving short-term interest rates unchanged when it met in January 2002. The Fed had cut rates 11 times in 2001 to reinvigorate the U.S. economy. Data released in the first few months of 2002 suggested that the economic rebound has begun in earnest.

As economic conditions improved, the outlook for monetary policy shifted from whether the Fed would cut rates again to whether it would increase rates in the first half of the year. Tightening monetary policy would prevent the economy from expanding too rapidly and fueling higher inflation. Investors were also concerned about the quality of corporate financial reporting, which had come under intense scrutiny in the wake of the highly publicized bankruptcy of Enron.

In light of the challenging market conditions and the low nominal level of short-term rates, we employed a conservative strategy both in terms of security selection and interest rate risk. Seeing that the economic recovery had taken hold by the spring of 2002, we believed short-term rates ultimately have more potential to head higher rather than lower. Therefore we positioned the Account's weighted average maturity (WAM) shorter than that of the average comparable fund during the second quarter of 2002. (WAM measures a fund's sensitivity to changes in the level of interest rates. It considers the maturity and quantity of each security held by a fund.) Going forward, this strategy will prepare the Account to take better advantage of investment opportunities that might emerge if the Fed increases short-term rates and money market yields rise.

                              MONEY MARKET ACCOUNT
                         ONE-YEAR TOTAL RETURNS FOR THE
                                 PAST 10 YEARS

  [CHART]
1992  3.20
1993  2.43
1994  3.47
1995  5.22
1996  4.76
1997  4.81
1998  4.78
1999  4.39
2000  5.63
2001  3.45

/1/ The Account performance results are after the deduction of all expenses and contract changes including investment management and administrative fees, but do not include the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.
     Source: Prudential

     Investment return and principal value of the Account will fluctuate resulting in a value that may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

     For current yields on the Money Market Account, please call 1-800-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Account.

/2/ The Salomon Brothers 3-month Treasury Bill Index is an index whereby equal dollar amounts or three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

/3/  Six month returns are not annualized.

                            FINANCIAL STATEMENTS OF
                                     VCA-11
                      STATEMENT OF NET ASSETS (Unaudited)
       As of June 30, 2002

                                         Principal
SHORT-TERM                                Amount         Value
INVESTMENTS--99.7%                         (000)       (Note 2)
                                        -----------   ------------
Commercial Paper -- U.S. -- 43.7%
  Alcon Finance PLC,
    1.80%, 7/19/2002..................  $ 1,000,000   $    996,850
  Allianz Finance Corp.,
    1.80%, 7/16/2002..................    3,500,000      3,489,500
  Black Forest Funding Corp.,
    1.80%, 7/5/2002...................    2,477,000      2,474,151
  Brahms Funding Corp.,
    1.84%, 8/9/2002...................    1,000,000        997,751
  CDC Commercial Paper Corp.,
    1.80%, 7/9/2002...................    1,000,000        997,300
  Caterpillar Financial Services
    Corp.,
    1.86%, 7/3/2002...................      262,000        261,932
  Falcon Asset Securitization Corp.,
    1.79%, 7/15/2002..................    4,000,000      3,994,431
  General Electric Capital Corp.,
    1.92%, 7/26/2002..................    2,000,000      1,981,013
  Independence Funding LLC,
    1.79%, 7/15/2002..................    1,000,000        998,608
    1.88%, 12/16/2002.................    1,000,000        991,070
  Intrepid Funding Master Trust,
    1.81%, 7/26/2002..................    2,000,000      1,997,084
  J.P. Morgan Chase & Co.,
    1.92%, Due 7/29/2002..............    6,139,000      6,079,738
  Old Line Funding Corp.,
    1.80%, 7/22/2002..................    1,047,000      1,045,325
    1.80%, 8/12/2002..................    1,000,000        996,950
  Paccar Financial Corp.,
    1.80%, 7/30/2002..................    1,850,000      1,843,063
  Prudential PLC,
    1.80%, 7/10/2002..................    1,500,000      1,494,450
    1.82%, 7/26/2002..................    1,150,000      1,145,872
  Thunder Bay Funding, Inc.,
    1.80%, Due 7/10/2002..............    3,897,000      3,891,155
  Tribune Co.,
    1.80%, Due 7/18/2002..............    4,700,000      4,693,420
  Triple A Funding One Corp.,
    1.80%, Due 7/10/2002..............    1,000,000        998,900
                                                      ------------
                                                        41,368,563
                                                      ------------
Other Corporate Debt -- U.S. -- 18.0%
(Medium Term Notes, Corporate Bonds, Corporate Notes, Notes)
  Allstate Life Insurance Co.,
    2.0825%Pound Note, 5/1/2003.......    1,000,000      1,000,000
  Associates Corp. of North America,
    6.50% Corporate Note, 8/15/2002...    2,000,000      2,011,651
  Associates Corp. of North America,
    6.73% Medium Term Note,
    3/27/2003.........................    1,100,000      1,129,644
  Bank One NA,
    2.07%Pound Medium Term Note,
    3/17/2003.........................      500,000        500,577
                                         Principal
SHORT-TERM INVESTMENTS                    Amount         Value
(Continued)                                (000)       (Note 2)
                                        -----------   ------------
  General Electric Capital Assurance,
    1.91875%Pound Note, 7/22/2002.....  $ 1,000,000   $  1,000,000
    6.52% Corporate Note, 10/8/2002...      450,000        454,828
    1.86938%Pound Medium Term Note,
    7/9/2003..........................    1,000,000      1,000,000
  Merrill Lynch & Co., Inc.,
    1.91%Pound Medium Term Note,
    11/26/2002........................    2,000,000      1,999,913
    2.12%Pound Medium Term Note,
    2/4/2003..........................    1,000,000      1,001,323
    1.88875%Pound Medium Term Note,
    7/11/2003.........................    1,000,000      1,000,000
  Morgan Stanley Dean Witter,
    6.375% Corporate Bond, 8/1/2002...      250,000        250,932
    6.875% Corporate Bond, 3/1/2003...      750,000        768,841
    1.90%Pound Medium Term Note,
    7/15/2003.........................    2,000,000      2,000,000
  Norwest Corp.,
    6.375% Medium Term Note,
    9/15/2002.........................      150,000        151,279
  Salomon Smith Barney Holdings, Inc.,
    2.06%Pound Medium Term Note,
    8/7/2002..........................    1,000,000      1,000,176
    6.50% Medium Term Note,
    10/15/2002........................      590,000        596,945
  Wells Fargo Financial, Inc.,
    6.25% Corporate Bond, 11/1/2002...      900,000        911,705
    7.25% Corporate Bond, 7/14/2003...      265,000        277,663
                                                      ------------
                                                        17,055,477
                                                      ------------
Other Bank Related Instruments -- Yankee -- 8.5%
(Certificates of Deposit)
  Abbey National Treasury Services
    PLC,
    1.76%Pound Certificate of Deposit,
    10/10/2002........................    1,000,000        999,859
  BNP Paribas,
    4.07% Certificate of Deposit,
    7/9/2002..........................    1,000,000      1,000,599
    1.71% Certificate of Deposit,
    Due 7/31/2002.....................    2,000,000      2,000,000
  Deutsche Bank AG,
    1.80% Certificate of Deposit,
    Due 7/3/2002......................    2,000,000      2,000,000
  Societe Generale,
    1.99% Certificate of Deposit,
    Due 12/31/2002....................    2,000,000      2,000,102
                                                      ------------
                                                         8,000,560
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                                     VCA-11
                      STATEMENT OF NET ASSETS (Unaudited)
       As of June 30, 2002

                                         Principal
SHORT-TERM INVESTMENTS                    Amount         Value
(Continued)                                (000)       (Note 2 )
                                        -----------   ------------
Other Bank Related Instruments -- U.S. -- 5.8%
(Certificates of Deposit, Bank Notes)
  Federal Home Loan Banks,
    6.875% Coupon Issue, 7/18/2002....  $   805,000   $    807,059
    6.425% Coupon Issue, 11/5/2002....      425,000        431,317
  Federal Home Loan Mortgage Corp.,
    6.25% Coupon Issue, 10/15/2002....    3,000,000      3,030,063
  JP Morgan Chase,
    7.25% Bank Note, 9/15/2002........      200,000        201,419
  National City Bank,
    1.995% Bank Note, 11/13/2002......    1,000,000      1,000,389
                                                      ------------
                                                         5,470,247
                                                      ------------
Commercial Paper -- Yankee -- 23.7%
  Alliance & Leicester PLC,
    1.78%, 9/17/2002..................    4,500,000      4,479,975
  Banque Et Caisse D'Epargne De L'Eta,
    1.82%, 8/12/2002..................    1,500,000      1,493,933
  Bradford & Bingley Building Society,
    1.79%, 7/15/2002..................    4,000,000      3,988,862
  Den Norske Bank,
    1.81%, 9/3/2002...................    1,000,000        995,576
  Dexia Delaware LLC,
    1.81%, 7/12/2002..................    2,000,000      1,996,078
    1.85%, 8/23/2002..................    1,500,000      1,497,627
  Santander Central Hispano Del Fin.,
    1.85%, 8/23/2002..................    4,000,000      3,979,444
  Spintab Swedmortgage AB,
    1.80%, 9/18/2002..................    4,000,000      3,981,600
                                                      ------------
                                                        22,413,095
                                                      ------------
Total Short-Term Investments -- 99.7%
  (cost: $94,307,942).................                  94,307,942
                                                      ------------

                                                             Value
                                                           (Note 2)
OTHER ASSETS, LESS LIABILITIES
  Cash................................                $     26,140
  Receivable for Investments Sold.....                   1,227,000
  Interest Receivable.................                     407,747
  Payable for Investments Purchased...                  (1,253,002)
  Payable for Pending Capital
    Transactions......................                    (131,081)
                                                      ------------
OTHER ASSETS IN EXCESS OF
LIABILITIES -- 0.3%...................                     276,804
                                                      ------------
NET ASSETS -- 100%....................                  94,584,746
                                                      ============
NET ASSETS, representing:
  Equity of Participants -- 32,114,633
    Accumulation Units at an
    Accumulation Unit Value of
    $2.9228...........................                  93,857,250
  Equity of Prudential Insurance
    Company of America................                     727,496
                                                      ------------
                                                      $ 94,584,746
                                                      ============

The following abbreviations are used in portfolio descriptions:
    AB       Antiebolay (Swedish Stock Company)
    LLC      Limited Liability Company
    PLC      Public Limited Company
    #        Indicates a Variable Rate Security. Rate shown is
             rate in effect at June 30, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                                     VCA-11
                      STATEMENT OF OPERATIONS (Unaudited)
                         Six Months Ended June 30, 2002

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest.........................................         $  1,059,974
 Realized Gain on Investment Transactions.........                  832
--------------------------------------------------------------------------------
   Total Income...................................            1,060,806
--------------------------------------------------------------------------------
EXPENSES
 Fees Charged to Participants for Investment
 Management Services..............................              130,919
 Fees Charged to Participants for Administrative
 Expenses.........................................              393,127
--------------------------------------------------------------------------------
   Total Expenses.................................              524,046
--------------------------------------------------------------------------------
NET INVESTMENT INCOME AND NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS..................         $    536,760
--------------------------------------------------------------------------------

                 STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                           Six Months                 Year
                                                              Ended                   Ended
                                                          June 30, 2002         December 31, 2001
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................        $     536,760           $   2,727,571
-------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
 Purchase Payments and Transfers In...............           31,071,042              59,479,472
 Withdrawals and Transfers Out....................          (17,375,658)            (62,077,097)
 Annual Account Charges Deducted from
 Participants' Accounts...........................               (6,334)                (30,931)
-------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL
TRANSACTIONS......................................           13,689,050              (2,628,556)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SURPLUS TRANSFERS............................                9,692                   1,090
-------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........           14,235,502                 100,105
-------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of period..............................           80,349,244              80,249,139
-------------------------------------------------------------------------------------------------------
 End of period....................................        $  94,584,746           $  80,349,244
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL HIGHLIGHTS FOR
                                     VCA-11
         INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT* (Unaudited)
          (For an Accumulation Unit outstanding throughout the period)



                             Six Months Ended June 30,                                 Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------
                               2002           2001     2000      1999      1998      1997
--------------------------------------------------------------------------------------------------------------------------
Investment Income........         $.0295     $.1255    $ .1772    $ .1378    $ .1411    $ .1353
--------------------------------------------------------------------------------------------------------------------------
Expenses
 For investment
 management fee..........         (.0036)    (.0072)    (.0068)    (.0065)    (.0062)    (.0059)
 For administrative
   expenses not covered
   by the annual account
   charge................         (.0108)    (.0214)    (.0204)    (.0194)    (.0186)    (.0178)
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Unit
Value....................          .0151      .0969      .1500      .1119     .1163      .1116
--------------------------------------------------------------------------------------------------------------------------
Unit Value
 Beginning of period.....         2.9077      2.8108    2.6608    2.5489    2.4326     2.3210
 End of period...........        $2.9228     $2.9077   $2.8108   $2.6608   $2.5489    $2.4326
--------------------------------------------------------------------------------------------------------------------------
Total Return**...........            .52%       3.45%     5.63%     4.39%     4.78%      4.81%
--------------------------------------------------------------------------------------------------------------------------
Ratio Of Expenses To
 Average Net Assets***...           1.00%D      1.00%     1.00%      .99%      .99%       .98%
--------------------------------------------------------------------------------------------------------------------------
Ratio Of Net Investment
 Income To Average Net
 Assets***...............           1.04%D      3.38%     5.53%     4.29%     4.78%      4.73%
--------------------------------------------------------------------------------------------------------------------------
Number of Units
Outstanding
 For Participants at end
   of period
   (000's omitted).......         32,115       27,387   28,305    34,100    34,882     35,757
--------------------------------------------------------------------------------------------------------------------------

    *  Calculated by accumulating the actual per unit amounts daily.
   **  Total return does not consider the effects of sales loads.
       Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported. Total returns for periods of less than one full year are not annualized.
  ***  These calculations exclude Prudential's equity in VCA-11.
    D  Annualized.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Units equal in value to the charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                                     VCA-11
                                  (Unaudited)

Note 1: General
The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America ('Prudential') under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consistent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

Note 2: Summary of Significant Accounting Policies

Valuation of Short-Term Investments: Pursuant to an exemptive order from the Securities and Exchange Commission, securities having a remaining maturity of one year or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant accretion of discount or amortization of premium to maturity. The rate displayed is the effective yield from the date of purchase to the date of maturity.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Net investment income (other than administration fees) is allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership or investment in VCA-11. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

Note 3: Investment Management Agreement and Charges
The Account has a management agreement with Prudential Investments LLC ('PI') formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation. The subadvisory agreement provides that PIM will furnish investment advisory services in connection with management of the Account. PI pays for the services of PIM.

A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant's equity in VCA-11, is charged to the Account. Up to three quarters of the charge (0.75%), paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a contract.

Prudential, PI and PIM are indirect, wholly owned subsidiaries of Prudential Financial, Inc.

An annual account charge of not more than $30 annually is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by canceling Units.

A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. For the six months ended June 30, 2002 and the year ended December 31, 2001, Prudential has advised the Account that it received deferred sales charges of $586 and $3,276, respectively, imposed upon certain withdrawals from the Account.

Note 4: Unit Transactions
The number of Accumulation Units issued and redeemed for the six months ended June 30, 2002 and the year ended December 31, 2001 are as follows:

                             Six Months Ended         Year Ended
                               June 30, 2002       December 31, 2001
--------------------------------------------------------------------
Units issued                      10,691,253            20,817,644
--------------------------------------------------------------------
Units redeemed                    (5,963,759)          (21,735,451)
--------------------------------------------------------------------
Net increase (decrease)            4,727,494              (917,807)
--------------------------------------------------------------------

Note 5: Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers The increase (decrease) in net assets from surplus transfers represents the net increases to/(reductions) from Prudential's investment in the Account. This increase (decrease) includes reserve adjustments for morality and expense risks assumed by Prudential.

Note 6: Participant Loans
Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal.

Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the six months ended June 30, 2002, $340,410 in participant loans were withdrawn from VCA-11 and $81,600 of principal and interest was repaid to VCA-11. For the year ended December 31, 2001, $407,546 in participant loans were withdrawn from VCA-11 and $140,241 of principal and interest was repaid to VCA-11. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the six months ended June 30, 2002, Prudential has advised the Account that it received $6,217 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

                        The Prudential Series Fund, Inc.

The following pages represent information on The Prudential Series Fund, Inc. Portfolios. Returns are at the Portfolio level, not at the Subaccount level. VCA-24 Subaccount returns are located on the inside front cover of this report.

Each Subaccount of VCA-24 will invest in the corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"). Of the portfolios comprising the Fund, seven portfolios are presently available to The MEDLEY Program. The Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Equity Subaccount invests in the Equity Portfolio, and the Global Subaccount in the Global Portfolio.

There is no assurance that the investment objective of the portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant's behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Subaccounts' or Portfolios' objectives.

Important Note

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the seven portfolios of The Prudential Series Fund, Inc., which are available through the Prudential Variable Contract Account-24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values Prudential increase or decrease based on the performance of the portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

--------------------------------------------------------------------------------

                     The Prudential Medley Program
                           Board of Directors

     DAVID R. ODENATH, JR.               W. SCOTT MCDONALD, JR., PH.D.
     Chairman,                           Vice President,
     The Prudential Series Fund, Inc.    Kaludis Consulting Group
     The Prudential Variable Contract
       Accounts 10;11

     SAUL K. FENSTER, PH.D.              JOSEPH WEBER, PH.D.
     President,                          Vice President,
     New Jersey Institute of Technology  Interclass (international corporate learning)

--------------------------------------------------------------------------------

The toll-free numbers shown below can be used to make transfers and reallocation, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a variable life insurance contract, please call the following telephone number:
                               [graphic]
                             (800)778-2255
                      8 a.m. - Midnight Eastern Time

If you own a variable annuity contract, please call the following telephone number:
                               [graphic]
                             (888)778-2888
                       8 a.m. -  p.m. Eastern Time

--------------------------------------------------------------------------------

Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Salomon Brothers Extended Market Index defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains those companies in the MCSI World Index that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the back cover of this report should be used to request additional copies. Proxy material and tax information will continue to be sent to each account of record.

The Prudential Insurance Company of America                          PRESORTED
30 Scranton Office Park                                               STANDARD
Scranton, PA                                                        U.S. POSTAGE
18507-1789                                                              PAID
(800) 458-6333                                                       PRUDENTIAL